SUMMARY PROSPECTUS August 31, 2010 as revised April 1, 2011

MTB MARYLAND MUNICIPAL BOND FUND

Class/Ticker        A ARMRX         Institutional I ARMTX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Institutional I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Institutional I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional I
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	1.38%	1.13%
Fee Waivers and/or Expense Reimbursements(1)	0.43%	0.46%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	0.67%

(1)	The Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Institutional I Shares will not exceed 0.95% and 0.67%, respectively. This waiver may be amended or withdrawn after August 31, 2011, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Institutional I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual

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MTB MARYLAND MUNICIPAL BOND FUND

costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$543	$828	$1,133	$1,999
Institutional I
Expenses assuming redemption	$68	$313	$578	$1,334

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal, under normal circumstances, by investing its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities. The Fund has no restrictions on the dollar-weighted average maturity of the portfolio in which it invests.

In selecting securities, the Fund’s Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Prices of fixed income securities generally fall when interest rates rise and vice versa.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

•

Risk of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

•

Maryland Investment Risk. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital 10 Year Municipal Bond Index (BC10MB), the Fund’s secondary broad-based market index, the Barclays Capital 7 Year Municipal Bond Index (BC7MB) and the Lipper Other States Intermediate Municipal Debt Funds Average. The BC10MB is a widely recognized index of long-term investment grade tax-exempt bonds, which include general obligations bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. The BC7MB is a widely recognized index of long-term investment grade tax-exempt bonds, which include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Lipper Other States Intermediate

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MTB MARYLAND MUNICIPAL BOND FUND

Municipal Debt Fund Average is a composite of mutual funds, designated by Lipper, Inc., with goals similar to the Fund’s goal. Updated performance information is available at www.mtbfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 6.58% 09/30/2009 Worst Quarter (3.50)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2010 to June 30, 2010 was 2.40%.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	9.89%	2.42%	4.26%
Return After Taxes on Distributions	9.89%	2.40%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	2.62%	4.24%
Institutional I Shares
Return Before Taxes	15.09%	3.48%	4.90%
BC7MB (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%
BC10MB (reflects no deduction for fees, expenses or taxes)	9.85%	4.58%	5.81%
Lipper Other States Intermediate Municipal Debt Funds Average (reflects no deduction for taxes)	8.80%	3.20%	4.36%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax sit-

uation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)
Susan L. Schnaars, CFA, CPA	Vice President	1996

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):	$500
Minimum Initial Investment Amount (Institutional I):	$100,000
Minimum Subsequent Investment Amount:	$25

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are primarily exempt from regular federal income tax and, for residents of Maryland, state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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MTB MARYLAND MUNICIPAL BOND FUND

MTB MDMB 4.1.11

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